UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2024

Distoken Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41622	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit 1006, Block C, Jinshangjun Park No. 2 Xiaoba Road, Panlong District Kunming, Yunnan, China	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 871 63624579

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $0.0001 per share	DIST	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant entitling the holder to purchase one ordinary share at a price of $11.50 per share	DISTW	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-tenth of one ordinary share	DISTR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

This section describes the material provisions of the Business Combination Agreement (as defined below) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1. Unless otherwise defined herein, the capitalized terms used below are defined in the Business Combination Agreement.

Business Combination Agreement

On May 17, 2024, Distoken Acquisition Corporation, a Cayman Islands exempted company (“Distoken”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with Youlife Group Inc., a Cayman Islands exempted company (“Pubco”), Xiaosen Sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”), Youlife I Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco (“First Merger Sub”), Youlife II Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco (“Second Merger Sub”), and Youlife International Holdings Inc., a Cayman Islands exempted company (the “Company” or “Youlife”).

Pursuant to the Business Combination Agreement, subject to the terms and conditions set forth therein, at the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”), (a) First Merger Sub will merge with and into the Company (the “First Merger”), with the Company surviving the First Merger as a wholly-owned subsidiary of Pubco and the outstanding shares of the Company being converted into the right to receive shares of Pubco; and (b) Second Merger Sub will merge with and into Distoken (the “Second Merger”, and together with First Merger, the “Mergers”), with Distoken surviving the Second Merger as a wholly-owned subsidiary of Pubco and the outstanding securities of Distoken being converted into the right to receive substantially equivalent securities of Pubco (the Mergers together with the other transactions contemplated by the Business Combination Agreement and other ancillary documents, the “Business Combination”)).

Consideration

Under the Business Combination Agreement, the aggregate merger consideration amount to be paid to the shareholders of the Company is $700,000,000 and will be paid entirely in newly issued ordinary shares of Pubco, with each share valued at $10.00.

As a result of the Mergers, (a) each security of the Company, other than the ordinary shares of the Company held by Youtch Investment Co., Ltd (the “Company Founder Shares”), that is issued and outstanding immediately prior to the time the First Merger is effective (the “First Merger Effective Time”) will be cancelled and converted into the right to receive such number of Class A ordinary shares of Pubco equal to the Exchange Ratio (as defined below) in accordance with the Business Combination Agreement. Each Company Founder Share that is issued and outstanding immediately prior to the First Merger Effective Time will be cancelled and converted into the right to receive such number of Class B ordinary shares of Pubco equal to the Exchange Ratio and in accordance with the Business Combination Agreement, with each such Class B ordinary share of Pubco entitling each holder thereof to 20 votes for each Class B ordinary share held by such holder. Each outstanding public warrant and private warrant of Distoken will convert into one Pubco public warrant and one Pubco private warrant, respectively. Each issued and outstanding right of Distoken will automatically be converted into one-tenth of one Pubco Class A ordinary share.

For the purposes of the Business Combination Agreement, the following terms shall have the meanings set forth below:

“Exchange Ratio” means (i) the Company Merger Shares as of the First Merger Effective Time divided by (ii) the total number of ordinary shares and preferred shares of the Company.

“Company Merger Shares” means a number of Pubco shares equal to the quotient determined by dividing (a) the Aggregate Merger Consideration Amount by (b) $10.00.

Representations and Warranties

The Business Combination Agreement contains a number of representations and warranties made by the parties as of the date of such agreement or other specific dates solely for the benefit of certain of the parties to the Business Combination Agreement, which in certain cases are subject to specified exceptions and materiality, Material Adverse Effect (as defined below), knowledge and other qualifications contained in the Business Combination Agreement or in information provided pursuant to certain disclosure schedules to the Business Combination Agreement. “Material Adverse Effect” as used in the Business Combination Agreement means with respect to any specified person or entity, any fact, event, occurrence, change or effect that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, liabilities, results of operations or condition (financial or otherwise) of such person and its subsidiaries, taken as a whole, or the ability of such person or any of its subsidiaries on a timely basis to consummate the transactions contemplated by the Business Combination Agreement or the ancillary documents to which it is a party or bound or to perform its obligations hereunder or thereunder, in each case subject to certain customary exceptions. The representations and warranties made by the parties are customary for transactions similar to the Business Combination.

In the Business Combination Agreement, the Company made certain customary representations and warranties to Distoken, including among others, related to the following: (1) corporate matters, including due organization, existence and good standing; (2) authority and binding effect relative to execution and delivery of the Business Combination Agreement and other ancillary documents; (3) capitalization; (4) subsidiaries; (5) governmental approvals; (6) non-contravention; (7) financial statements; (8) absence of certain changes; (9) compliance with laws; (10) Company permits; (11) litigation; (12) material contracts; (13) intellectual property; (14) taxes and returns; (15) real property; (16) personal property; (17) title to and sufficiency of assets; (18) employee matters; (19) benefit plans; (20) environmental matters; (21) transactions with related persons; (22) insurance; (23) top customers and top vendors; (24) certain business practices; (25) Investment Company Act; (26) finders and brokers; (27) information supplied; and (28) independent investigation.

In the Business Combination Agreement, Distoken made certain customary representations and warranties to the Company and Pubco, including among others, related to the following: (1) corporate matters, including due organization, existence and good standing; (2) authority and binding effect relative to execution and delivery of the Business Combination Agreement and other ancillary documents; (3) governmental approvals; (4) non-contravention; (5) capitalization; (6) filings with the Securities and Exchange Commission (the “SEC”), Distoken’s financial statements, and internal controls; (7) absence of certain changes; (8) compliance with laws; (9) actions, orders and permits; (10) taxes and returns; (11) employees and employee benefit plans; (12) properties; (13) material contracts; (14) transactions with affiliates; (15) Investment Company Act; (16) finders, brokers, and advisors; (17) certain business practices; (18) insurance; and (19) independent investigation.

In the Business Combination Agreement, Pubco, First Merger Sub and Second Merger Sub made customary representations and warranties to Distoken, including among others, related to the following: (1) organization and good standing; (2) authority and binding effect relative to the execution and delivery of the Business Combination Agreement and other ancillary documents; (3) governmental approvals; (4) non-contravention; (5) capitalization; (6) activities of Pubco, First Merger Sub and Second Merger Sub; (7) finders and brokers; (8) Investment Company Act; (9) information supplied; and (10) independent investigation.

None of the representations and warranties of the parties shall survive the Closing.

Covenants of the Parties

Each party agreed in the Business Combination Agreement to use its commercially reasonable efforts to effect the Closing. The Business Combination Agreement also contains certain customary covenants by each of the parties during the period between the signing of the Business Combination Agreement and the earlier of the Closing or the termination of the Business Combination Agreement in accordance with its terms, including covenants regarding: (1) the provision of access to their properties, books and personnel; (2) the operation of their respective businesses in the ordinary course of business; (3) the provision of financial statements of the Company and its direct and indirect subsidiaries (excluding Pubco, First Merger Sub and Second Merger Sub) (the “Target Companies”); (4) Distoken’s public filings; (5) “no shop” obligations (which will commence from the initial confidential or public submission of the Registration Statement to the SEC and exceptions; (6) no insider trading; (7) notifications of certain breaches, consent requirements or other matters; (8) efforts to consummate the Closing and obtain third party and regulatory approvals and efforts to cause Pubco to maintain its status as a “foreign private issuer” under the U.S. Securities Exchange Act of 1934 Rule 3b-4; (9) further assurances; (10) public announcements; (11) confidentiality; (12) indemnification of directors and officers and tail insurance; (13) use of trust proceeds after the Closing; (14) efforts to support a private placement or backstop arrangements, if sought; (15) intended tax treatment of the Mergers; and (16) the provision of an employees’ compensation insurance policy by the Company.

The parties also agreed to take all necessary actions to cause Pubco’s board of directors immediately after the Closing to consist of a board of seven directors comprised of persons that are designated by the Company prior to the Closing.

Distoken and Pubco also agreed to jointly prepare, and Pubco shall file with the SEC, a registration statement on Form S-4 or F-4 (as amended, the “Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the issuance of securities of Pubco to the holders of the ordinary shares, rights and warrants of Distoken and the Company and containing a proxy statement/prospectus for the purpose of soliciting proxies from the shareholders of Distoken for the matters relating to the Business Combination to be acted on at the special meeting of the shareholders of Distoken and providing such shareholders an opportunity to participate in the redemption of their public shares of Distoken upon the Closing (the “Redemption”).

The Sponsor agreed to pay all unpaid expenses of Distoken in excess of $10,000,000 and any finder fee owed pursuant to the business combination marketing agreement between Distoken and I-Bankers Securities, Inc. (if any) and the Sponsor agreed to indemnify and hold harmless Distoken and Pubco with respect to any such unpaid amounts.

Conditions to Closing

The obligations of the parties to consummate the Business Combination are subject to various conditions, including the following mutual conditions of the parties unless waived: (i) the approval of the Business Combination Agreement and the Business Combination and related matters by the requisite vote of Distoken’s shareholders; (ii) obtaining material regulatory approvals; (iii) no law or order preventing or prohibiting the Business Combination; (iv) Distoken having at least $5,000,001 in net tangible assets as of the Closing; (v) the amendment by Pubco shareholders of Pubco’s memorandum and articles of association; (vi) the effectiveness of the Registration Statement; (vii) the appointment of the post-closing directors of Pubco; and (viii) the Nasdaq listing requirements having been fulfilled.

In addition, unless waived by the Company, the obligations of the Company, Pubco, First Merger Sub and Second Merger Sub to consummate the Business Combination are subject to the satisfaction of the following Closing conditions, in addition to customary certificates and other closing deliveries: (i) the representations and warranties of Distoken being true and correct on and as of the Closing (subject to Material Adverse Effect); (ii) Distoken having performed in all material respects its obligations and complied in all material respects with its covenants and agreements under the Business Combination Agreement required to be performed or complied with by it on or prior the date of the Closing; (iii) the absence of any Material Adverse Effect with respect to Distoken since the date of the Business Combination Agreement which is continuing and uncured; (iv) Distoken having cash and cash equivalents at least equal to the aggregate expenses of Distoken; (v) the receipt by the Company and Pubco of the amendment to the the Registration Rights Agreement, dated as of February 15, 2023, by and among Distoken, the Sponsor and the other holders named therein (the “Founders Registration Rights Agreement Amendment”); (vi) each of the Founder Lock-Up Agreements entered into by and among Pubco, the Company, Distoken and the Sponsor being in full force and effect as of the date of the Closing; (vii) each of the Company’s shareholders shall have received from Pubco a duly executed registration rights agreement covering the merger consideration shares received by the Company shareholders; and (viii) the aggregate unpaid expenses of Distoken not exceeding $10,000,000, or alternatively, the Sponsor shall have paid in full all unpaid expenses of Distoken in excess of $10,000,000.

Unless waived by Distoken, the obligations of Distoken to consummate the Business Combination are subject to the satisfaction of the following Closing conditions, in addition to customary certificates and other closing deliveries: (i) the representations and warranties of the Company, Pubco, First Merger Sub, and Second Merger Sub being true and correct on and as of the date of the Closing (subject to Material Adverse Effect on the Target Companies, taken as a whole); (ii) the Company, Pubco, First Merger Sub, and Second Merger Sub having performed in all material respects their respective obligations and complied in all material respects with their respective covenants and agreements under the Business Combination Agreement required to be performed or complied with on or prior to the date of the Closing; (iii) the absence of any Material Adverse Effect with respect to the Target Companies (taken as a whole) since the date of the Business Combination Agreement which is continuing and uncured; (iv) the receipt by Distoken of the Founders Registration Rights Agreement Amendment duly executed by Pubco; (v) the Non-Competition and Non-Solicitation Agreement (as defined below) and a Lock-Up Agreement (as defined below) from each Significant Company Holder shall be in full force and effect from the Closing; (vi) Distoken shall have received employment agreements between certain individuals and the applicable Target Company or Pubco.

Termination

The Business Combination Agreement may be terminated at any time prior to the Closing by either Distoken or the Company if the Closing does not occur by December 31, 2024 (the “Outside Date”); provided that if Distoken seeks and receives an extension of the deadline by which it must consummate its initial business combination, either Distoken or the Company shall have the right to extend the Outside Date by an additional period equal to the shorter of (A) three additional months and (B) the period ending on the last day by which Distoken must consummate its initial business combination pursuant to such extension or such other date as may be extended for only one time pursuant to the Business Combination Agreement.

The Business Combination Agreement may also be terminated under certain other customary and limited circumstances at any time prior the Closing, including, among other reasons: (i) by mutual written consent of Distoken and the Company; (ii) by either Distoken or the Company if a governmental authority of competent jurisdiction shall have issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the Business Combination, and such order or other action has become final and non-appealable; (iii) by the Company for Distoken’s uncured breach of the Business Combination Agreement, such that the related Closing condition would not be met; (iv) by Distoken for the uncured breach of the Business Combination Agreement by the Company, Pubco, First Merger Sub, or Second Merger Sub, such that the related Closing condition would not be met; or (v) by either Distoken or the Company if Distoken holds its shareholders meeting to approve the Business Combination Agreement and the Business Combination, and such approval is not obtained.

If the Business Combination Agreement is terminated, all further obligations of the parties under the Business Combination Agreement (except for certain obligations related to confidentiality, effect of termination, fees and expenses, trust fund waiver, miscellaneous and definitions to the foregoing) will terminate, and no party to the Business Combination Agreement will have any further liability to any other party thereto except for liability for fraud or for willful breach of the Business Combination Agreement prior to termination.

Trust Account Waiver

The Company, Pubco, First Merger Sub and Second Merger Sub have agreed that they and their affiliates will not have any right, title, interest or claim of any kind in or to any monies in Distoken’s trust account held for its public shareholders, and have agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom).

Related Agreements and Documents

Lock-Up Agreements

Simultaneously with the execution of the Business Combination Agreement, Pubco, the Company and Distoken have entered into lock-up agreements (the “Lock-Up Agreements”) with the Sponsor and with certain Company shareholders. The Lock-Up Agreements provide for a lock-up period commencing on the Closing Date and ending on the 12-month anniversary of the Closing Date and with respect to 50% of such shares, on the date on which the last reported sales price of the Class A ordinary shares of Pubco equals or exceeds $12.50 per share for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing. The form of Lock-Up Agreements is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Shareholder Support Agreements

Simultaneously with the execution of the Business Combination Agreement, Distoken, the Company, and certain shareholders of the Company have entered into a Shareholder Support Agreement (the “Shareholder Support Agreement”), pursuant to which, among other things, the shareholders of the Company have agreed (a) to support the adoption of the Business Combination Agreement and the approval of the Business Combination, subject to certain customary conditions, and (b) not to transfer any of their subject shares (or enter into any arrangement with respect thereto), subject to certain customary conditions. The form of Shareholder Support Agreement is attached to this Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Non-Competition and Non-Solicitation Agreements

Simultaneously with the execution of the Business Combination Agreement, certain Company shareholders entered into non-competition and non-solicitation agreements (the “Non-Competition and Non-Solicitation Agreements”) in favor of Pubco, Distoken and the Company. Under the Non-Competition and Non-Solicitation Agreements, certain Company shareholders agreed not to compete with Pubco during the three-year period following the Closing and, during such three-year restricted period, not to solicit employees or customers of Pubco. The Non-Competition and Non-Solicitation Agreement also contains customary confidentiality and non-disparagement provisions. The form of Non-Competition and Non-Solicitation Agreements is attached to this Form 8-K as Exhibit 10.3 and is incorporated herein by reference.

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties, covenants and agreements were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Business Combination Agreement has been filed to provide investors with information regarding its terms, but it is not intended to provide any other factual information about Distoken, the Company or any other party to the Business Combination Agreement. In particular, the representations and warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in Distoken’s public disclosures.

The form of the Lock-Up Agreements, the form of Shareholder Support Agreements, and the form of Non-Competition and Non-Solicitation Agreements are filed with this Current Report on Form 8-K as Exhibits 10.1, 10.2, and 10.3, respectively, and are incorporated herein by reference, and the foregoing descriptions of the Lock-Up Agreements, the Shareholder Support Agreement, and the Non-Competition and Non-Solicitation Agreement are qualified in their entirety by reference thereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sale of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Business Combination Agreement, dated May 17, 2024, by and among Distoken Acquisition Corporation, Youlife Group Inc., Xiaosen Sponsor LLC, Youlife I Limited, Youlife II Limited, and Youlife International Holdings Inc.
10.1	Form of Lock-Up Agreement
10.2*	Form of Shareholder Support Agreement
10.3	Form of Non-Competition and Non-Solicitation Agreement

*	The exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). Distoken agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

Additional Information About the Business Combination and Where to Find It

This Current Report on Form 8-K relates to a proposed Business Combination between Distoken and Youlife. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Business Combination, the parties intend to file with the the SEC the Registration Statement, which will include a preliminary proxy statement of Distoken and a preliminary prospectus of Pubco, and after the Registration Statement is declared effective, Distoken will mail a definitive proxy statement/prospectus relating to the Business Combination to its shareholders. This communication does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. DISTOKEN’S AND YOULIFE’S SHAREHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND THE AMENDMENTS THERETO AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED IN CONNECTION WITH THE BUSINESS COMBINATION, AS THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT DISTOKEN, YOULIFE, PUBCO AND THE BUSINESS COMBINATION. After the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to shareholders of Distoken as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Distoken Acquisition Corporation, Unit 1006, Block C, Jinshangjun Park, No. 2 Xiaoba Road, Panlong District, Kunming, Yunnan, China; Tel: +86 871 63624579.

Participants in the Solicitation

Distoken and its directors and executive officers may be deemed participants in the solicitation of proxies from Distoken’s shareholders with respect to the Business Combination. A list of the names of those directors and executive officers of Distoken is contained in Distoken’s Annual Report on Form 10-K filed with the SEC on April 17, 2024, which is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: Distoken Acquisition Corporation, Unit 1006, Block C, Jinshangjun Park, No. 2 Xiaoba Road, Panlong District, Kunming, Yunnan, China; Tel: +86 871 63624579. Additional information regarding the interests of such participants will be set forth in the Registration Statement when available.

Youlife, Pubco and their directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Distoken in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the Registration Statement when available.

Non-Solicitation

This Current Report on Form 8-K does not constitute, and should not be construed to be, a proxy statement or the solicitation of a proxy, solicitation of any vote or approval, consent or authorization with respect to any securities or in respect of the proposed Business Combination described herein and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that may be considered forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include, without limitation, statements about future events or Distoken’s, Youlife’s or Pubco’s future financial or operating performance. For example, statements regarding Youlife’s anticipated growth and the anticipated growth in demand for Youlife’s products, services and solutions, the anticipated size of Youlife’s addressable market and other metrics, statements regarding the benefits of the Business Combination, and the anticipated timing of the completion of the Business Combination are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology.

These forward-looking statements regarding future events and the future results of Distoken, Youlife and Pubco are based on current expectations, estimates, forecasts, and projections about the industry in which Youlife operates, as well as the beliefs and assumptions of Distoken’s management and Youlife’s management. These forward-looking statements are only predictions and are subject to known and unknown risks, uncertainties, assumptions and other factors beyond Distoken’s, Youlife’s or Pubco’s control that are difficult to predict because they relate to events and depend on circumstances that will occur in the future. They are neither statements of historical fact nor promises or guarantees of future performance. Therefore, Youlife’s and Pubco’s actual results may differ materially and adversely from those expressed or implied in any forward-looking statements and Distoken, Youlife and Pubco therefore caution against relying on any of these forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Distoken and its management, Youlife and its management, and Pubco and its management, as the case may be, are inherently uncertain and are inherently subject to risks, variability and contingencies, many of which are beyond Distoken’s, Youlife’s or Pubco’s control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement and any subsequent definitive agreements with respect to the Business Combination; (ii) the outcome of any legal proceedings that may be instituted against Distoken, Youlife, Pubco or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (iii) the inability to complete the Business Combination due to the failure to obtain consents and approvals of the shareholders of Distoken, to obtain financing to complete the Business Combination or to satisfy other conditions to closing, or delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the Business Combination Agreement; (iv) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; projections, estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, and the estimated implied enterprise value of Pubco; (vi) Youlife’s and Pubco’s ability to scale and grow its business, and the advantages and expected growth of Pubco; (vii) Pubco’s ability to source and retain talent, the cash position of Pubco following closing of the Business Combination; (viii) the ability to meet stock exchange listing standards in connection with, and following, the consummation of the Business Combination; (ix) the risk that the Business Combination disrupts current plans and operations of Youlife as a result of the announcement and consummation of the Business Combination; (x) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of Pubco or Youlife to grow and manage growth profitably, maintain key relationships and retain its management and key employees; (xi) costs related to the Business Combination; (xii) changes in applicable laws, regulations, political and economic developments; (xiii) the possibility that Youlife or Pubco may be adversely affected by other economic, business and/or competitive factors; (xiv) Youlife’s estimates of expenses and profitability; (xv) the failure to realize estimated shareholder redemptions, purchase price and other adjustments; and (xvi) other risks and uncertainties set forth in the filings by Distoken or Pubco with the SEC. There may be additional risks that neither Distoken nor Youlife presently know or that Distoken and Youlife currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Any forward-looking statements made by or on behalf of Distoken, Youlife or Pubco speak only as of the date they are made. None of Distoken, Youlife or Pubco undertakes any obligation to update any forward-looking statements to reflect any changes in their respective expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Distoken Acquisition Corporation

Date: May 22, 2024	By:	/s/ Jian Zhang
		Name:	Jian Zhang
		Title:	Chief Executive Officer